UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2005
CLECO CORPORATION
(Exact name of registrant as specified in its charter)
Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)
Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

and

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 Cleco Corporation

           On April 25, 2005, Cleco Corporation ("Cleco") entered into a new five-year revolving credit facility totaling $150 million with JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as syndication agents, KeyBank National Association and Union Bank of California, N.A., as documentation agents, The Bank of New York, as administrative agent, BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as co-lead arrangers, BNY Capital Markets, Inc., as book runner, and other lenders.  The new Cleco facility matures April 23, 2010 and provides for working capital and other needs.

            The $150 million commitment under the facility includes up to $60 million in letters of credit, which are issuable subject to specified terms and conditions and $15 million of which are currently outstanding.  Lender commitments under the facility may be increased with the approval of the applicable lenders to up to $175 million.  The facility contains a covenant generally limiting Cleco's aggregate secured and unsecured debt, including borrowings under the facility, to $425 million, which may have the effect of reducing availability under the facility in some circumstances.  As of April 28, 2005, approximately $101.4 million was available for borrowing under the facility.

            Borrowings under the new Cleco facility are classified as "ABR Loans" or "Eurodollar Loans," distinguishable by the applicable interest rate.  Cleco may request either type of loan.  Borrowings under the facility may be prepaid at any time and from time to time, but Cleco is required to compensate the lenders for certain losses and expenses attributable to prepayments of Eurodollar Loans prior to the end of the Eurodollar Loan interest period.

            ABR Loans bear interest at the "Alternate Base Rate," which is an annual rate equal to the greater of (i) the applicable annual rate publicly announced by The Bank of New York as its prime commercial lending rate and (ii) the applicable annual rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York (subject to certain exceptions) plus 0.5%.

            Eurodollar Loans generally bear interest at the "Adjusted LIBO Rate" plus the "Applicable Margin," but are subject to alternate rates of interest if the administrative agent or lenders make certain determinations.

         The "Adjusted LIBO Rate" means an annual rate equal to (i) the LIBO Rate for the applicable period multiplied by (ii) the "Statutory Reserve Rate."  The "LIBO Rate" generally means the rate appearing on the Dow Jones Markets Telerate Page 3750 as the rate for dollar deposits with a maturity comparable to the applicable interest period.  The "Statutory Reserve Rate" means a fraction, the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages, if any, established by the Federal Reserve board to which certain member banks are subject for eurocurrency funding.

         The "Applicable Margin" is based on Cleco's senior debt ratings as determined by Standard and Poor's and Moody's ratings services and ranges from 0.4% (ratings of A- and A3, respectively, or higher) to 1.375% (ratings below BB+ and Ba1, respectively).

            Facility fees accrue on the lenders' commitments and are based on Cleco's senior debt ratings as determined by Standard and Poor's and Moody's.  The fees range from 0.1% (ratings of A- and A3, respectively, or higher) to 0.375% (ratings below BB+ and Ba1, respectively).

            The new Cleco facility contains the following covenants:

         a prohibition against incurring debt other than under the facility, subject to the following permitted exceptions, among others: (i) up to $425 million (less borrowings under the facility) of specified types of other debt may be incurred; (ii) guarantees of Cleco Power obligations and (iii) other specified guarantees, up to specified amounts;

         a prohibition against creating liens upon any property, subject to permitted exceptions;

         restrictions on merging, consolidating or selling assets outside the ordinary course of business;

         a prohibition against making loans or investments, subject to permitted exceptions, including exceptions for investments of up to $10 million per year in subsidiaries other than Cleco Power LLC and loans of up to $20 million in the aggregate to such subsidiaries;

         a prohibition against amending Cleco's 401(k) plan in a manner that would be materially adverse to the lenders under the facility, subject to permitted exceptions;

         a prohibition against paying dividends, redeeming stock or making payments on subordinated debt, subject to permitted exceptions, including an exception allowing the payment of dividends on common stock up to the amount of Cleco's

  Net Cash Receipts (as defined in the facility) for the preceding twelve months, less $25 million;

         a prohibition against transactions with affiliates, subject to permitted exceptions;

         a prohibition against Cleco and Cleco Power LLC entering into agreements or arrangements that prohibit or restrict their ability to incur liens, or Cleco Power LLC's ability to pay dividends or to repay debt or make other payments to Cleco, subject to permitted exceptions;

         a prohibition against entering into speculative and other hedge agreements intended to be a borrowing of funds;

         a requirement that Cleco maintain at all times Total Indebtedness equal to or less than 70% of Total Capitalization (as defined in the facility);

         a requirement that Cleco maintain at all times Adjusted Total Indebtedness equal to or less than 65% of Adjusted Total Capitalization (as defined in the facility); and

         a requirement that Cleco maintain a ratio of EBITDA to Interest Expense (as defined in the facility) as of the end of any fiscal quarter of at least 2.50 to 1.00.

            The new Cleco facility contains customary events of default.  If a default occurs and is continuing, the administrative agent or lenders having outstanding loans representing at least 51% of the commitments under the facility may immediately terminate all the lenders' commitments and declare outstanding amounts to be immediately due and payable.  If certain bankruptcy events of default occur, such termination and acceleration of Cleco's obligations are automatic.

            The new Cleco facility replaces Cleco's previous credit facility dated as of April 30, 2004, as amended, by and among Cleco, JPMorgan Chase Bank, N.A. (formerly Bank One, NA), as syndication agent, WestLB AG, as documentation agent, Allied Irish Banks, p.l.c., CoBank, ACB, Commerzbank AG, New York and Grand Cayman Branches and KeyBank National Association, as managing agents thereunder, The Bank of New York, as administrative agent, and other lenders.  The previous Cleco credit facility was a $150 million, three-year facility that would have matured in April 2007.  Cleco did not incur any prepayment penalties as a result of the early termination of the credit facility.

            The Bank of New York, BNY Capital Markets, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., WestLB AG, KeyBank National Association, Credit Suisse First Boston, Goldman Sachs Credit Partners L.P., Whitney National Bank and Hibernia National Bank, or their affiliates, have in the past performed, and in the future may from time to time perform, investment banking, advisory, trustee, general financial and commercial services for Cleco or its affiliates for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

Cleco Power LLC

            On April 25, 2005, Cleco Power LLC ("Cleco Power") entered into a new five-year revolving credit facility totaling $125 million with JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as syndication agents, KeyBank National Association and Union Bank of California, N.A., as documentation agents, The Bank of New York, as administrative agent, BNY Capital Markets, Inc. and WestLB AG, New York Branch, as co-lead arrangers, BNY Capital Markets, Inc., as book runner, and other lenders.  The new Cleco Power facility matures April 23, 2010 and provides for working capital and other needs.

            The $125 million commitment under the facility includes up to $25 million in letters of credit, issuable subject to specified terms and conditions.  Lender commitments under the facility may be increased with the approval of the applicable lenders to up to $150 million.  As of April 28, 2005, approximately $95 million was available for borrowing under the facility.

            Borrowings under the new facility are classified as "ABR Loans" or "Eurodollar Loans," distinguishable by the applicable interest rate.  Cleco Power may request either type of loan.  Borrowings under the facility may be prepaid at any time and from time to time, but Cleco Power is required to compensate the lenders for certain losses and expenses attributable to prepayments of Eurodollar Loans prior to the end of the Eurodollar Loan interest period.

            ABR Loans bear interest at the "Alternate Base Rate," which is an annual rate equal to the greater of (i) the applicable annual rate publicly announced by The Bank of New York as its prime commercial lending rate and (ii) the applicable annual rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York (subject to certain exceptions) plus 0.5%.

            Eurodollar Loans generally bear interest at the "Adjusted LIBO Rate" plus the "Applicable Margin," but are subject to alternate rates of interest if the administrative agent or lenders make certain determinations.

         The "Adjusted LIBO Rate" means an annual rate equal to (i) the LIBO Rate for the applicable period multiplied by (ii) the "Statutory Reserve Rate."  The "LIBO Rate" generally means the rate appearing on the Dow Jones Markets Telerate Page 3750 as the rate for dollar deposits with a maturity comparable to the applicable interest period.  The "Statutory Reserve Rate" means a fraction, the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages, if any, established by the Federal Reserve board to which certain member banks are subject for eurocurrency funding.

         The "Applicable Margin" is based on Cleco Power's senior debt ratings as determined by Standard and Poor's and Moody's ratings services and ranges from

  0.4% (ratings of A- and A3, respectively, or higher) to 1.375% (ratings below BB+ and Ba1, respectively).

            Facility fees accrue on the lenders' commitments and are based on Cleco Power's senior debt ratings as determined by Standard and Poor's and Moody's.  The fees range from 0.1% (ratings of A- and A3, respectively, or higher) to 0.375% (ratings below BB+ and Ba1, respectively).

            The new Cleco Power facility contains the following covenants:

         a prohibition against creating liens upon any property, subject to permitted exceptions;

         restrictions on merging, consolidating or selling assets outside the ordinary course of business;

         a prohibition against making loans, subject to permitted exceptions;

         a prohibition against amending Cleco Power's Indenture of Mortgage dated July 1, 1950 or Cleco Power's 401(k) plan in a manner that would be materially adverse to the lenders under the facility, subject to permitted exceptions;

         a requirement that Cleco Power maintain at all times Total Indebtedness equal to or less than 65% of Total Capitalization (as defined in the facility);

         a requirement that Cleco Power maintain a ratio of EBITDA to Interest Expense (as defined in the facility) as of the end of any fiscal quarter of at least 2.50 to 1.00.

            The new Cleco Power facility contains customary events of default.  If a default occurs and is continuing, the administrative agent or lenders having outstanding loans representing at least 51% of the commitments under the facility may immediately terminate all of the lenders' commitments and declare outstanding amounts to be immediately due and payable.  If certain bankruptcy events of default occur, such termination and acceleration of Cleco Power's obligations are automatic.

            The new Cleco Power facility replaces Cleco Power's previous credit facility dated as of April 30, 2004, as amended, by and among Cleco Power, JPMorgan Chase Bank, N.A. (formerly Bank One, NA), as syndication agent, WestLB AG, as documentation agent, Allied Irish Banks, p.l.c., CoBank, ACB, Commerzbank AG, New York and Grand Cayman Branches and KeyBank National Association, as managing agents thereunder, The Bank of New York, as administrative agent, and other lenders.  The previous Cleco Power facility was a $125 million, 364-day facility that would have matured in April 2005.  Cleco Power did not incur any prepayment penalties as a result of the early termination of the credit facility.

            The Bank of New York, BNY Capital Markets, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., WestLB AG, KeyBank National Association, Credit Suisse First Boston, Goldman Sachs Credit Partners L.P., Whitney National Bank and Hibernia National Bank, or their affiliates, have in the past performed, and in the future may from time to time perform, investment banking, advisory, trustee, general financial and commercial services for Cleco Power or its affiliates for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

            This combined Form 8-K is separately filed by Cleco Corporation and Cleco Power.  Information in this filing relating to Cleco Power is filed by Cleco Corporation and separately by Cleco Power on its own behalf.  Cleco Power makes no representation as to information relating to Cleco Corporation (except as it may relate to Cleco Power) or any other affiliate or subsidiary of Cleco Corporation.

Item 9.01        Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

10.1        Credit Agreement dated as of April 25, 2005 among Cleco Corporation, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as Syndication Agents, KeyBank National Association and Union Bank of California, N.A., as Documentation Agents, The Bank of New York, as Administrative Agent, BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers and BNY Capital Markets, Inc., as Book Runner.

10.2        Credit Agreement dated as of April 25, 2005 among Cleco Power LLC, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as Syndication Agents, KeyBank National Association and Union Bank of California, N.A., as Documentation Agents, The Bank of New York, as Administrative Agent, BNY Capital Markets, Inc. and WestLB AG, New York Branch, as Co-Lead Arrangers, and BNY Capital Markets, Inc., as Book Runner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: April 29, 2005 By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: April 29, 2005 By: /s/ Kathleen F. Nolen
Kathleen F. Nolen
Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1 10.2

Credit Agreement dated as of April 25, 2005 among Cleco Corporation, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as Syndication Agents, KeyBank National Association and Union Bank of California, N.A., as Documentation Agents, The Bank of New York, as Administrative Agent, BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as Co-Lead Arrangers and BNY Capital Markets, Inc., as Book Runner.

Credit Agreement dated as of April 25, 2005 among Cleco Power LLC, as Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as Syndication Agents, KeyBank National Association and Union Bank of California, N.A., as Documentation Agents, The Bank of New York, as Administrative Agent, BNY Capital Markets, Inc. and WestLB AG, New York Branch, as Co-Lead Arrangers, and BNY Capital Markets, Inc., as Book Runner.